Exhibit 10.25

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT, dated as of October 29, 2010, is made by and between Blacksands Petroleum, Inc., a Nevada corporation (“Company”), and the holder set forth on Schedule A annexed hereto (the “Holder”).

WHEREAS, the Holder is the owner of convertible promissory notes in the principal amount of $2,500,000 (the “Note”);

WHEREAS, the Company has designated 310,000 shares of the Company’s Series A Preferred pursuant to the terms and conditions of the Series A Designation;

WHEREAS, the Company and the Holder currently desire that the Holder exchange the Note for shares of the Company’s Series A Preferred and Warrants;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree as follows:

1.             Definitions.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Company’s common stock, par value $.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 5(b).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Securities” means the Series A Preferred and the Warrant.

“Series A Designation” means the Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock, in the form attached hereto as Exhibit A.

“Series A Preferred” means the Series A Convertible Preferred Stock of the Company and such designations, preferences and limitations as are set forth in the Series A Designation.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 5(a) and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Transaction Documents” mean this Agreement, the Preferred Stock, the Warrants, all schedules and exhibits thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Warrant” means the Common Stock Purchase Warrant to purchase 1,000,000 shares of Common Stock, in the form attached hereto as Exhibit B.

2.             Exchange of Series A Preferred and Note.  On the Closing, the Holder shall transfer, assign and deliver the Note to the Company free and clear of any and all Liens and the Company shall deliver to the Holder 250,000 shares of Series A Preferred and the Warrant.  The Company and Holder agree that the Holder will exchange the Note for the Series A Preferred.

3.             Closing.

3.1             Closing Date. The closing of the transactions contemplated by this Agreement (“Closing”) shall take place simultaneously with the execution of this Agreement at the offices of Sichenzia Ross Friedman Ference LLP on October 29, 2010 or such other time as the parties shall agree (the “Closing Date”);

3.2.             Deliveries at Closing. At the Closing:

(a)           the Holder shall deliver to the Company:

(i)	this Agreement duly executed by the Holder;
(ii)	the original Note; and
(iii)	such other documents as the Company reasonably requests.

(b)           the Company shall deliver to the Holder:

(i)	this Agreement duly executed by the Company;
(ii)	certificates representing the Series A Preferred;
(iii)	the Warrant; and
(iv)	such other documents as the Holder reasonably request

4.             Further Assurances. In connection with the exchange of the Note for the Series A Preferred, the Holder, by entering into this Exchange Agreement, agrees to execute all agreements and other documents as reasonably requested by the Company.

5.             Representations and Warranties of the Company.  Except as set forth in the schedules attached hereto (the “Disclosure Schedules”) or in the reports filed by the Company with the Securities and Exchange Commission (the “Reports”), the Company hereby makes the following representations and warranties to the Holder:

(a)             Subsidiaries.  All of the direct and indirect subsidiaries of the Company are set forth on Schedule 5(a).  The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)             Organization and Qualification.  The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)             Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith.  This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)           No Conflicts.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing a Company or Subsidiary debt or otherwise) or other material understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)           Equal Consideration.  Except as otherwise set forth herein, no consideration has been offered or paid to any person to amend or consent to a waiver, modification, forbearance or otherwise of any provision of any of the Transaction Documents.

(f)           Capitalization.  The capitalization of the Company is as set forth on Schedule 5(g), which Schedule 5(g) shall also include the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Holders) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities.  No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Note.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

6.             Holder Representations and Warranties and Covenants. The Holder represents, warrants and covenants to the Company as follows:

a.             No Registration. Holder understands that the Securities have not and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”) by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Holder’s representations as expressed herein or otherwise made pursuant hereto.

b.             Investment Intent.  The Holder is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof, and such Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.  Such Holder further represents that it will not violate the Securities Act and does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to such person or entity or to any third person or entity with respect to the Securities.

c.             Investment Experience. The Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company and acknowledges that such Holder can protect its own interests. Such Holder has such knowledge and experience in financial and business matters so that such Holder is capable of evaluating the merits and risks of its investment in the Company.

d.           Access to Data. The Holder and its advisors, if any, have been furnished with or have been given access to all materials relating to the business, finances and operations of the Company and any reasonably requested materials requested by the Holder.  The Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management and have received complete and satisfactory answers to any such inquiries.

e.             Accredited Investor. The Holder is an “accredited investor’ within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act and amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

f.            Authorization.

i.           The Holder has all requisite power and authority to execute and deliver this Agreement, and to carry out and perform its obligations under the terms hereof.  All action on the part of the Holder necessary for the authorization, execution, delivery and performance of this Agreement, and the performance of all of the Holder’s obligations herein, has been taken.

ii.            This Agreement, when executed and delivered by the Holder, will constitute valid and legally binding obligations of the Holder, enforceable in accordance with its terms except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies or by general principles of equity.

iii.            No consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by the Holder in connection with the execution and delivery of this Agreement by the Holder or the performance of the Holder’s obligations hereunder.

7.           Miscellaneous.

a.            Tax Advisors. Such Holder has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Conversion Agreement. With respect to such matters, such Holder relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

b. All parties acknowledge and represent that: (a) they have read this  Agreement; (b) they clearly understand the Agreement and each of its terms; (c) they fully and unconditionally consent to the terms of this Agreement; (d) they have had the benefit and advice of counsel of their own selection; (e) they have executed this Agreement, freely, with knowledge, and without influence or duress; (f) they have not relied upon any other representations, either written or oral, express or implied, made to them by any person; and (g) the consideration received by them has been actual and adequate.

c. This Agreement contains the entire agreement and understanding concerning the subject matter hereof between the parties and supersedes and replaces all prior negotiations, proposed agreement and agreements, written or oral.  Each of the parties hereto acknowledges that neither any of the parties hereto, nor agents or counsel of any other party whomsoever, has made any promise, representation or warranty whatsoever, express or implied, not contained herein concerning the subject hereto, to induce it to execute this Agreement and acknowledges ands warrants that it is not executing this Agreement in reliance on any promise, representation or warranty not contained herein.

d. This Agreement may not be modified or amended in any manner except by an instrument in writing specifically stating that it is a supplement, modification or amendment to this Agreement and signed by each of the parties hereto.

e. Should any provision of this Agreement be declared or be determined by any court or tribunal to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be severed and deemed not to be part of this Agreement.

f. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York.  Both parties, and the individuals executing this Agreement and other agreements on behalf of the Company, agree to submit to the jurisdiction of such courts and waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

g. This Agreement may be executed in counterparts, each of which, when all parties have executed at least one such counterpart, shall be deemed an original, with the same force and effect as if all signatures were appended to one instrument, but all of which together shall constitute one and the same Agreement.

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IN WITNESS WHEREOF, the parties have caused this Exchange Agreement to be duly executed by their respective officers thereonto duly authorized as of the day and year first above written.

BLACKSANDS PETROLEUM, INC.
By:__________________________________________ Name: David DeMarco Title: Chief Executive Officer

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SIGNATURE PAGES FOR HOLDER TO FOLLOW]

[SIGNATURE PAGE OF HOLDER TO BLACKSANDS
PETROLEUM, INC. EXCHANGE AGREEMENT]

Name of Holder:  TALRAS S.A.

By:__________________________________________
     Name:
     Title: